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Exhibit 10.71
CONSOLIDATED ENERGY, INC.
October 6, 2005

ADDITIONAL FINANCING FORBEARANCE AGREEMENT

Gentlemen:

Reference is made to that certain Securities Purchase Agreement dated as of February 22, 2005 among Consolidated Energy, Inc., a Wyoming corporation (the "Company") and the Purchasers (the "Purchasers") named therein, as amended through the date hereof (the "Purchase Agreement"), the 6% Senior Secured Convertible Notes Due 2008 of Consolidated Energy, Inc. in favor of the holders thereof (the "Senior Notes"), and the other Transaction Documents. Capitalized terms, unless otherwise herein defined, shall have the meanings assigned to them in the Purchase Agreement.

Cordillera Fund L.P. (the "Bridge Lender") has previously extended credit to the Company pursuant to a Promissory Note dated September 23, 2005 (the "Bridge Note"). In order to induce the Bridge Lender to make such extension of credit to the Company, the Bridge Lender required the Purchasers to forbear, for period of ten (10) business days from the date of the Bridge Note, from exercising their rights or remedies under the Transaction Documents, pursuant to that certain Bridge Forbearance letter agreement dated September 23, 2005 (the "Bridge Forbearance") as executed by the Company and the Purchasers. The Bridge Lender is now requesting that the Purchasers extend the period of forbearance from exercising their rights or remedies under the Transaction Documents pursuant to the terms of this Additional Financing Forbearance Agreement (which supersedes and replaces the Bridge Forbearance).

Each of the undersigned hereby agrees to continue to forebear from exercising any of its rights or remedies under the Purchase Agreement, its Senior Note, the Security Agreement, or any other Transaction Documents until the earliest to occur of the following: (i) November 18, 2005, (ii) the expiration and termination of the Bridge Note, or (iii) the completion by the Company of a new financing (whether by debt, stock or otherwise) (as the case may be, the "Forbearance Period"). Each of the undersigned understands that the Bridge Lender continues to rely on this Additional Financing Forbearance Agreement with respect to the transactions contemplated by the Bridge Note and would not have entered into the transactions contemplated by the Bridge Note but for the forbearance granted under the Bridge Forbearance and hereunder.

This Additional Financing Forbearance Agreement shall not constitute a waiver of any kind by any Purchaser of any of its rights or remedies under any of the Transaction Documents, nor be construed as an agreement by any Purchaser to forebear from exercising any of its rights or remedies under the Transaction Documents after the expiration of the Forbearance Period. To the extent this Additional Financing Forbearance Agreement constitutes an amendment of the Transaction Documents, the parties by their signature hereon consent and agree to such amendment of the Transaction Documents. This Additional Financing Forbearance Agreement may be executed in a number of counterparts, all of which taken together shall constitute one and the same instrument. This Additional Financing Forbearance Agreement shall be governed by the laws of the State of Texas without regard to conflict of laws principles.

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Please indicate your approval of the terms and provisions hereof by executing this consent Additional Financing Forbearance Agreement in the space provided below.

CONSOLIDATED ENERGY, INC.

By:/s/David Guthrie
Name: David Guthrie
Title: President

Agreed and accepted by the following persons that have executed the attached signature pages:

IN WITNESS WHEREOF, the parties hereto have caused this Additional Financing Forbearance Agreement to be duly executed by their respective authorized officers as of the date first above written.

CONSOLIDATED ENERGY, INC.

By:/s/David Guthrie
Name: David Guthrie
Title: President

PURCHASERS:

GRYPHON MASTER FUND, L.P.
By:  Gryphon Partners, L.P., its General Partner
By:  Gryphon Management Partners, L.P., its General Partner
By:  Gryphon Advisors, L.L.C., its General Partner
By: /s/E.B. Lyon, IV
       E.B. Lyon, IV, Authorized Agent

GSSF MASTER FUND, LP
By:  Gryphon Special Situations Fund, LP, its General Partner
By:  GSSF Management Partners, LP, its General Partner
By:  GSSF, LLC, its General Partner
By: /s/E.B. Lyon, IV
       E.B. Lyon, IV, Authorized Agent

LONESTAR PARTNERS, L.P.
By:  Lonestar Capital Management, LLC, its General Partner
By: /s/Jerome Simon
       Jerome Simon, Manager

WS OPPORTUNITY INTERNATIONAL FUND, LTD.
By:  WS Ventures Management, L.P., as agent and attorney-in-fact
By:  WSV Management, LLC, its General Partner
By: /s/Patrick P. Walker
       Patrick P. Walker, Member

WS OPPORTUNITY FUND (QP), L.P.
By:  WS Ventures Management, L.P., its General Partner
By:  WSV Management, LLC, its General Partner
By: /s/Patrick P. Walker
       Patrick P. Walker, Member

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WS OPPORTUNITY FUND, L.P.
By:  WS Ventures Management, L.P., its General Partner
By:  WSV Management, LLC, its General Partner
By: /s/Patrick P. Walker
       Patrick P. Walker, Member

RENAISSANCE US GROWTH INVESTMENT TRUST PLC
By: /s/Russell Cleveland
       Russell Cleveland, Director

BFS US SPECIAL OPPORTUNITIES TRUST PLC
By: /s/Russell Cleveland
       Russell Cleveland, Director

ENABLE GROWTH PARTNERS, L.P.
By: Enable Capital Management, its General Partner
By: /s/Brendan O'Neil
       Brendan O'Neil, Principal

ENABLE OPPORTUNITY PARTNERS, L.P.
By: Enable Capital Management, its General Partner
By: /s/Brendan O'Neil
       Brendan O'Neil, Principal

GAMMA OPPORTUNITY CAPITAL PARTNERS, L.P.
By:  Gamma Capital Advisors, Ltd, its General Partner
By: /s/Jonathan P. Knight
       Jonathan P. Knight, President/Director

BUSHIDO CAPITAL MASTER FUND, L.P.
By:  Bushido Capital Partners, Ltd., its General Partner
By: /s/ Christopher Rossman
        Christopher Rossman, Managing Director

CORDILLERA FUND, L.P.
By:  ACCF GenPar, L.P., its General Partner
By: Andrew Carter Capital, Inc. its General Partner
By: /s/James P. Andrew
      James P. Andrew, Co-CEO of Andrew Carter Capital, Inc.

NEWGRANGE PARTNERS, L.P.
By: Newgrange Advisors, LLC, its General Partner
By: /s/Michael Scholten
       Michael Scholten, Managing Partner